Exhibit 10.31

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

EXHIBIT B

Scope of Work (SOW)

Scope of Work P-10558-02

  for

Scope of Work for Cleanroom 3 Expansion Customization Project (January-March 2022)

Section 1 - Background/Scope

Azzur Cleanrooms On Demand (“COD”) facilities are designed for clients to utilize controlled clean areas and services related to early phase cGMP manufacturing. This Scope of Work (“SOW”) outlines the facility customization and build-out (“Facility Customization”) of Cleanroom 3 to expand the available manufacturing suite and install client specific process equipment and utilities to support client manufacturing operations, subject to terms and conditions specified in the LICENSE AND SERVICES AGREEMENT, of cleanroom use (“CR3”) and support related services at the COD facility located at 411 Waverley Oaks Rd., #126, Waltham, MA 02452. This SOW is being executed to support the transition from the scope of work outlined in P-9717, which will be replaced by the scope of work outlined in P-10558-01 at the conclusion of the suite expansion/customization and the release of the suite for client operations. This SOW is entered into by COD (“Licensor”) and Synlogic (“Licensee”) effective as of the approval date of this SOW. Upon execution of this SOW, this SOW will be incorporated into a mutually approved License and Services Agreement (“LSA”) that contains additional terms and conditions of the COD Cleanrooms and support services use.

Section 2 – License and Technical Requirements

1.	Lab Space Renovation

Azzur has developed a plan to renovate and improve the Cleanroom 3 area of the facility as follows:

•	The Expand cleanroom footprint by [***]
•	Expand ISO 7 manufacturing space from [***]
•	Install [***]
•	Install [***]
•	Increase [***]

•	Upgrade electrical distribution to support new and existing client equipment arrangement
•	Relocate [***]
•	Increase [***]
•	Add [***]
•	Eliminate [***]
•	Add process drain piping to [***]
•	Perform Cleanroom certification and Environmental Monitoring Performance Qualification of the renovated suite to ensure it is fit for use
•	Renegotiate terms [***]

Total Cost $650,000

*Attachment 1, included in this SOW, references the full equipment list and which equipment will or will not be on Emergency Power.

Section 3 – Payments and Invoicing

A Purchase Order (“PO”) for the total amount is required for the customization and improvement outlined in this SOW. Subject to Section 4, below the client agrees to a pre-payment of [***] will be required to commence with the project plan specified in this SOW. The final payment of [***] will be due upon client acceptance of the space to begin client activities in the renovated suite.

Section 4 - Timing

COD acknowledges and agrees that time is of the essence in the completion of the Facility Customization.  Facility customization will be deemed complete when the client equipment has been installed and is electromechanically complete and the expanded cleanroom has been certified and conditionally released by Azzur Quality based on a review of [***]. COD shall use its best efforts to ensure that Facility Customization is completed by [***], and represents and warrants that it is not aware of any fact or circumstance that would delay completion of Facility Customization after this date. [***].

Section 5 – Approvals

SOW Generated by (COD):

/s/ Joseph Sollecito

Date: 21JAN22

Name: Joseph Sollecito Title: Senior Director, Azzur COD-Boston

Email: joseph.sollecito@azzur.com

SOW Accepted by (Synlogic):

/s/ Gregg Beloff

Date: 1/21/22

Name: Gregg Beloff

Email: Gregg.Beloff@synlogictx.com

Attachment 1 – [***]

Location	Equipment	Emergency Power
[***]	[***]	[***]
Location	Equipment	Emergency Power
[***]	[***]	[***]

5